Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections

(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned chief financial officer of Battle Mountain Gold Exploration Corp., the "Company"), does hereby certify with respect to the Quarterly Report of Battle Mountain Gold Exploration Corp., Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1)	the 10-QSB Report fully complies with the requirements of

Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-QSB Report fairly

presents, in all material respects, the financial condition and results of operations of Battle Mountain Gold Exploration Corp.

DATED: May 14, 2007	BATTLE MOUNTAIN GOLD EXPLORATION CORP.

By: /s/ David Atkinson
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David Atkinson
Chief Financial Officer